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                                                                   EXHIBIT 10.13


                       AMENDMENT NO. 5 TO CREDIT AGREEMENT

         This Amendment No. 5 to Credit Agreement (this "Amendment") is made as of this 4th day of May, 2000 by and among:

         VEECO INSTRUMENTS INC., a corporation organized under the laws of the State of Delaware (the "Borrower"); and

         FLEET BANK, N.A., a national banking association organized under the laws of the United States ("Fleet") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase", collectively with Fleet, the "Banks").

                                    RECITALS:

         (A) The Borrower and the Banks are parties to a Credit Agreement dated as of July 31, 1996, as amended by Amendment No. 1 to Credit Agreement, dated June 25, 1997, Amendment No. 2 to Credit Agreement, dated as of January 31, 1999 and Amendment No. 3 and Waiver to Credit Agreement, dated March 3, 2000 and Amendment No. 4 to Credit Agreement, dated May 4, 2000 (the Credit Agreement as so amended being hereinafter referred to as the "Credit Agreement");

         (B) The Borrower has requested, subject to the terms and conditions of this Amendment, to amend certain provisions of the Credit Agreement and the Banks are willing to amend such provisions of the Credit Agreement as set forth herein; and

         (C) Any capitalized items not defined herein shall have the meanings ascribed thereto in the Credit Agreement,

         NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE 1.  AMENDMENTS TO CREDIT AGREEMENT.

         This Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitute therefore. All of the terms and provisions of this Amendment are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full therein.

         SECTION 1.1. Section 7.10 of the Credit Agreement is hereby amended and restated to provide in its entirety as follows:


         SECTION 7.10. SUBSIDIARIES. Within 10 Banking Days of their becoming Material Domestic Subsidiaries, cause all such Material Domestic Subsidiaries to become Guarantors hereunder and to deliver to the Banks executed Guarantees and, if the Aggregate Outstandings plus the aggregate principal balance of all Term Loans shall have at any time equaled or exceeded $25,000,000, deliver to the Banks an executed Pledge Agreement relating to the capital stock of each Domestic Subsidiary that is or that


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         becomes a Material Domestic Subsidiary to the Collateral Agent,
         together with the Certificates evidencing the capital stock of each such Material Domestic Subsidiary.

         SECTION 1.2. Article 7 of the Credit Agreement is hereby amended by inserting a new Section 7.12 at the end thereof which provides in its entirety as follows:

             Section 7.12. CVC INDEBTEDNESS. Cause the revolving credit facility under the Loan Agreement dated March 31, 1998, as amended, between CVC Products, Inc. and Manufacturers and Traders Trust Company to be terminated on or before November 4, 2000.

         SECTION 1.3. Section 8.2 of the Credit Agreement is hereby amended by deleting clause (l) thereof in its entirety and substituting in its place the following:

         "(l) Liens securing Indebtedness, to the extent permitted pursuant to
         Section 8.1(i) and other than Liens that are permitted pursuant to subparagraphs (a) through (k) of this Section 8.2, provided that (x) the Liens attach solely to the assets of the Borrower or the Subsidiary which is the obligor with respect to such Indebtedness; (y) such Liens do not secure any Indebtedness other than the Indebtedness permitted pursuant to Section 8.1(i) and (z) such Liens, without including, for purposes of this subparagraph (z) only, the Liens securing Indebtedness existing at the time of the acquisition of CVC, Inc. and its Subsidiaries, as more fully described on Schedule 8.2(l) (the "CVC Liens"), do not secure greater than $10,000,000, in the aggregate, of the assets of the Borrower or such Subsidiary which is the obligor; provided further that such Liens, other than the CVC Liens, are terminated or released within six months of the Closing Date of such Permitted Acquisition."

         SECTION 1.4. Schedule 8.2(l) attached hereto shall be deemed to be
Schedule 8.2(l) to the Credit Agreement.

         SECTION 1.5. Article 9 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

         Compliance with each of the foregoing covenants, other than the covenant set forth in Section 9.3, shall be determined without giving effect to the one-time charge against earnings of $33,000,000 taken by the Company in connection with the acquisition of CVC, Inc.

ARTICLE 2.  REPRESENTATIONS AND WARRANTIES.

         The Borrower hereby represents and warrants to the Banks that:

         SECTION 2.1. After giving effect to this Amendment, each and every one of the representations and warranties set forth in the Credit Agreement is true in all material respects as of the date hereof with respect to the Borrower and, where applicable, the Guarantors with the same

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effect as though made on the date hereof (unless such representation or warranty is limited by its terms to an earlier date), and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

         SECTION 2.2. After giving effect to this Amendment, no Default or Event of Default, as defined in the Credit Agreement, now exists.

         SECTION 2.3. No representation, warranty or statement by the Borrower or the Guarantors contained herein or in any other document to be furnished by the Borrower or the Guarantors in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

         SECTION 2.4. Each of the Facility Documents, other than the Security Agreements and the Pledge Agreements, continues to be in full force and effect and, with respect to the Guarantees, secure all payment and other obligations of the Borrower under the Credit Agreement.

ARTICLE 3. MISCELLANEOUS.

         This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, each of the undersigned has executed or caused to be duly executed this Amendment as of the date first above written.

                                              VEECO INSTRUMENTS INC.

                                              By:  /s/ AUTHORIZED SIGNATORY
                                                   ----------------------------
                                              Name:
                                              Title:


                                              FLEET BANK, N.A.

                                              By:    /s/ AUTHORIZED SIGNATORY
                                                     ---------------------------
                                              Name:  Christopher Mendelsohn
                                              Title: Vice President


                                              THE CHASE MANHATTAN BANK

                                              By:     /s/ AUTHORIZED SIGNATORY
                                                      --------------------------
                                              Name:   Carolyn B. Lattanzi
                                              Title:  Vice President


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The undersigned, not parties to the Credit Agreement but as Guarantors under Guarantees executed in favor of the Bank, each hereby accept and agree to the terms of the foregoing Amendment.

                                              WYKO CORPORATION

                                              By:    /s/ AUTHORIZED SIGNATORY
                                                     --------------------------
                                              Name:
                                              Title:


                                              SLOAN TECHNOLOGY CORP.

                                              By:    /s/ AUTHORIZED SIGNATORY
                                                     ---------------------------
                                              Name:
                                              Title:


                                              VEECO INDUSTRIAL MEASUREMENT, LLC
                                              By:  Veeco Instruments Inc., its
                                                   Sole Member

                                              By:    /s/ AUTHORIZED SIGNATORY
                                                     --------------------------
                                              Name:
                                              Title:


                                              VEECO METROLOGY, LLC
                                              By: Veeco Instruments Inc., its
                                                  Sole Member

                                              By:    /s/ AUTHORIZED SIGNATORY
                                                     -------------------------
                                              Name:
                                              Title:


                                              ION TECH, INC.

                                              By:    /s/ AUTHORIZED SIGNATORY
                                                     --------------------------
                                              Name:
                                              Title:


                                              TULAKES REAL ESTATE INVESTMENTS,
                                              INC.

                                              By:   /s/ AUTHORIZED SIGNATORY
                                                    ---------------------------
                                              Name:
                                              Title:

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



                                               VEECO MINNEAPOLIS TECHNOLOGY
                                               CENTER INC.

                                               By:   /s/ AUTHORIZED SIGNATORY
                                                    ---------------------------
                                               Name:
                                               Title:




                                                CVC, INC.

                                                By:  /s/ AUTHORIZED SIGNATORY
                                                     --------------------------
                                                Name:
                                                Title:


                                                CVC PRODUCTS, INC.

                                                By:   /s/ AUTHORIZED SIGNATORY
                                                       -------------------------
                                                Name:
                                                Title:


                                                COMMONWEALTH SCIENTIFIC
                                                CORPORATION

                                                By:   /s/ AUTHORIZED SIGNATORY
                                                       -------------------------
                                                Name:
                                                Title:



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                                 SCHEDULE 8.2(l)

Liens on the assets of CVC, Inc. and/or its Subsidiaries which Liens existed at the time of the acquisition of CVC, Inc. by the Borrower.












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